Exhibit 10.25.C

CLARIFICATION TO SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

FOR EMPLOYEE CHARLENE SOCO

This Clarification to Second Amendment to Employment Agreement for employee Charlene Soco (hereinafter referred to as the “Clarification to Second Amendment”) is entered into this 19th day of May, 2022 by and among Alternative Solutions, LLC, a Nevada limited liability company (“Alternative Solutions”), CLS Holdings USA, Inc., a Nevada corporation (“CLS Holdings”), and Charlene Soco (the “Executive”).

WHEREAS, on June 6, 2019, Alternative Solutions and the Executive entered into an employment agreement with an initial term beginning June 17, 2019, pursuant to which the Executive was appointed as Assistant Controller of Alternative Solutions (the “Employment Agreement”);

WHEREAS, prior to its expiration, the Employment Agreement was informally extended and Ms. Soco was appointed and agreed to serve as Controller of Alternative Solutions;

WHEREAS, subsequent to her appointment as Controller of Alternative Solutions and prior to her appointment as Executive Vice President of Finance of CLS Holdings, Ms. Soco was appointed and agreed to serve as Vice President of Finance of Alternative Solutions and CLS Nevada, Inc. effective as of September 22, 2020;

WHEREAS, on October 27, 2021, the Employment Agreement was amended (the “First Amendment to Employment Agreement”) to (i) grant the Executive 50,000 shares of CLS Holdings’ common stock effective November 1, 2021, which shares were never issued (the “October 2021 Grant”); (ii) increase the Executive’s annual salary to $117,500; and (iii) extend the Executive’s employment agreement review date to November 1, 2022;

WHEREAS, on February 4, 2022, the Employment Agreement was further amended (the “Second Amendment to Employment Agreement”) to (i) grant the Executive 50,000 shares of CLS Holdings’ common stock, which grant was in replacement of the October 2021 Grant; (ii) increase the Executive’s base annual salary to $137,500; and (iii) extend the Employment Agreement’s review date to February 4, 2023 (the “Intended Amended Provisions”);

WHEREAS, the Second Amendment to Employment Agreement states that it supersedes all previous versions of the Executive’s Employment Agreement (the “Unintended Provision”);

WHEREAS, it was not the intent of the parties that the Unintended Provision be included in the Second Amendment to Employment Agreement;

WHEREAS, Alternative Solutions, CLS Holdings and the Executive desire to enter into this Clarification to Second Amendment to acknowledge and clarify that the Second Amendment to Employment Agreement is agreed to only as it relates to the Intended Amended Provisions and all terms of the Employment Agreement remain in full force and effect;

WHEREAS, the parties would also like to acknowledge that effective as of April 13, 2022, the Executive was appointed and agreed to serve as Executive Vice President of Finance of CLS Holdings; and

WHEREAS, the parties would like to further clarify that the Executive is entitled to two weeks’ paid time off per year (“PTO”) and any unused PTO is carried over into the next calendar year up to a maximum accrual of 200 hours of PTO which PTO never expires.

NOW THEREFORE, Alternative Solutions, CLS Holdings, and the Executive hereby acknowledge and clarify as follows:

1.         Employment Agreement. Except as otherwise changed in the Second Amendment to Employment Agreement or as otherwise stated in this Clarification to Second Amendment, all terms of the Employment Agreement remain the same, in full force and effect.

2.         Executive’s Title. Effective April 13, 2022, the Executive shall serve as Executive Vice President of Finance of CLS Holdings in addition to her role as Vice President of Finance of Alternative Solutions and CLS Nevada.

3.         Execution in Counterparts. This Clarification to Second Amendment to Employment Agreement may be signed in counterparts, each of which will be deemed an original document, but all of which will constitute one agreement.

[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the parties have executed this Clarification to Second Amendment to Employment Agreement for employee Charlene Soco as of the date first written above.

ALTERNATIVE SOLUTIONS, LLC

By: CLS Holdings USA, Inc.,
its sole member

By: /s/ Jeffrey Binder
Jeffrey Binder, Chairman and CEO

CLS HOLDINGS USA, INC.

By: /s/ Andrew Glashow
Andrew Glashow, President

EXECUTIVE

/s/ Charlene Soco
Charlene Soco